26 October 2021 Third Quarter 2021 Earnings Call Presentation

Forward-Looking Statements and Non-GAAP Financial Measures 1 Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2020 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Q3 2021 Financial and Operational Highlights 2 Note: financial and operational highlights during the quarter ended September 30, 2021 (1) Non-GAAP measure – please see reconciliation in appendix; includes $2.6 million of pre-tax settlement costs with respect to the resolution of a lawsuit Solid pre-tax, pre-provision income Includes $2.6 million of pre-tax settlement costs with respect to the resolution of a lawsuit Continued emphasis on expense management Strong deposit growth, excluding certificates of deposit, driven by growth in demand deposits Key credit quality metrics remained at low levels and favorable to peer bank averages WesBanco is well-capitalized with solid liquidity and a strong balance sheet Approximately 2.1 million shares of WesBanco common stock repurchased during the quarter Again named to Newsweek magazine’s ranking of “America’s Best Banks”, recognizing those banks that best serve their customers’ needs Completed core banking software system conversion, which, among other benefits, provides enhanced digital capabilities Pre-Tax, Pre-Provision Income(1) $57.8 million Net Income Available to Common Shareholders and Diluted EPS(1) $45.4 million; $0.70/diluted share YTD Efficiency Ratio(1) 57.04% Deposit Growth (x-CDs) +15.0% YoY Non-Performing Assets to Total Assets 0.24% YTD Annualized Net Loan Charge-offs to Average Loans 0.01%

Q3 2021 Key Metrics 3 Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses Q3 2021 non-interest expense includes $2.6 million of pre-tax settlement costs with respect to the resolution of a lawsuit, excluding these costs Q3 2021 efficiency ratio would have been 58.77%

# Q3 2021 Total Portfolio Loans ($MM)


$10,990
($940)
($1,611)
$1,341
$134
$9,913
Comm'l Avg Payoff Yield 3.86%
Comm'l Avg New Yield 3.20%
Total Loan Growth = (9.8%)
Total Loan Growth (x-PPP) = (4.9%)
09/30/20
SBA PPP
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
09/30/21


$10,357
($278)
($639)
$451
$22
$9,913
Comm'l Avg Payoff Yield 3.60%
Comm'l Avg New Yield 2.99%
Total Loan Growth = (4.3%) (un-annualized)
Total Loan Growth = (1.8%) (x-PPP) (un-annualized)
06/30/21
SBA PPP
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
09/30/21

- ~3,190 SBA PPP loans remaining total ~$272 million (as of 9/30/2021)
  - During Q3 2021, ~3,080 customers applied for and received forgiveness of their SBA PPP loans totaling $278 million
- Continued commercial real estate pay-offs via an aggressive secondary market negatively impacted total loan growth by approximately two percentage points
  - Q3 2021 pay-offs totaled ~$260 million, and ~$630 million year-to-date
- C&I loans (x-SBA PPP) continue to be influenced by excess customer liquidity and supply chain and labor constraints

Note: commercial loan average payoff and new yields exclude loans funded through the Small Business Administration's Paycheck Protection Program ("SBA PPP"), as established by the CARES Act

4

Q3 2021 Net Interest Margin (NIM) 5 NIM negatively impacted by the lower interest rate environment, and a shift to a higher level of securities as a percentage of total assets As a result of higher cash balances, 9/30/2021 investment securities increased $1.1 billion year-over-year, to represent ~23% of total assets Reflecting the continued low interest rate environment, focused on controlling funding costs Reduced all posted deposit rates throughout the past year, which helped to lower Q3 2021 deposit funding costs to 14bp, or, when including non-interest bearing deposits, 9bp Reduced average FHLB borrowings to $0.3 billion, with remaining average life of less than one year, which lowered the cost of these borrowings 20bp from Q2 2021 Note: commercial loan portfolio index mix excludes SBA PPP loans

Q3 2021 Non-Interest Income 6 Trust fees increased primarily from net organic growth in trust assets under management ($5.5 billion) Electronic banking fees increased primarily due to our transition to adjusted settlement processes of a new third-party digital banking service provider Mortgage banking income decreased due to efforts to keep more 1-to-4 family residential mortgages on the balance sheet Mortgage originations of $382 million remained strong during Q3 2021, while the amount sold into the secondary market decreased to 40% Other income decreased year-over-year due to lower loan swap-related income and the sale of the debit card sponsorship business earlier this year Note: OREO = other real estate owned

Q3 2021 Non-Interest Expense 7 Total operating expenses remained well-controlled Year-to-date efficiency ratio 57.04% Other operating expenses includes $2.6 million of settlement costs with respect to the resolution of a lawsuit during Q3 2021 Salaries and wages increased due to higher incentive compensation expense from better business growth and financial performance (compared to pandemic-impacted 2020), more than offsetting lower salary expense due to lower FTEs Equipment and software increased due to larger asset size, increased usage of digital banking services, and SBA PPP loan forgiveness expense Marketing is higher from product advertising and brand awareness campaigns that were delayed from 2020 due to the pandemic

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to $25B Strong Legacy of Credit Quality 8 Note: financial data as of quarter ending for dates specified; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 10/5/2021) and represent simple averages Note: total loans includes SBA PPP loans

The decrease in the allowance was primarily driven by improvements in the COVID-19 pandemic related adjustments and macroeconomic forecast These improvements resulted in a negative provision for credit losses of $1.7 million Allowance coverage ratio of 1.38%, or, excluding SBA PPP loans, 1.42% Excludes fair market value adjustments on previously acquired loans representing 0.29% of total portfolio loans Q3 2021 Current Expected Credit Loss (CECL) 9 Note: ACL at 9/30/2021 excludes off-balance sheet credit exposures of $7.3 million

Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels; and, higher tangible equity levels Purchased approximately 2.1 million shares of WesBanco common stock on the open market during Q3 2021 ~2.96 million shares remained for repurchase (as of 9/30/2021) (1) Tangible Equity to Tangible Assets (1) Tier 1 Risk-Based Capital Ratio 10 Strong Capital Position Note: financial data as of quarter ending 12/31; current year data as of 9/30/2021; CECL accounting standard adopted January 1, 2020 by WSBC; peer bank group (as of 6/30/2021) includes all U.S. banks with total assets of $10B to $25B from S&P Global Market Intelligence (as of 10/5/2021) and represent simple averages Under the existing share repurchase authorization that was approved on August 26, 2021 by WesBanco’s Board of Directors Non-GAAP measure – please see reconciliation in appendix Well-Capitalized 8.0% Required 6.0% Peers 14.72% Peers 9.66%

Appendix

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios 12

Reconciliation: Net Income, EPS (Diluted), Tangible Book Value per Share 13

Reconciliation: Efficiency Ratio 14 Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent

Reconciliation: Return on Average Assets and Tangible Equity to Tangible Assets 15 (1) three-, six-, and nine-month (as applicable) figures are annualized Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007

Reconciliation: Return on Average Tangible Equity 16 (1) three-, six-, and nine-month (as applicable) figures are annualized